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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): February 1, 2006

                IndyMac MBS, Inc., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2006, providing for the issuance of the IndyMac MBS, Inc., INDX Mortgage Loan Trust 2006-AR2, Mortgage Pass-Through Certificates, Series 2006-AR2).

                               IndyMac MBS, Inc.
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            (Exact name of registrant as specified in its charter)

        Delaware                       333-127556                 95-4791925
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)

                155 North Lake Avenue
                  Pasadena, California                              91101
                ----------------------                            ----------
                (Address of Principal                             (Zip Code)
                  Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004, prepared in accordance with U. S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 15, 2005; Commission File No. 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2005 and for the three- and nine-month periods ended September 30, 2005 and September 30, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2005 (which was filed with the Commission on November 9, 2005), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2005 and for the three- and six-month periods ended June 30, 2005 and June 30, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2005 (which was filed with the Commission on August 9, 2005), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2005 and for the three-month periods ended March 31, 2005 and March 31, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2005 (which was filed with the Commission on May 10, 2005), and the Current Reports on Form 8-K filed with the Commission on April 11, 2005, April 20, 2005, May 5, 2005, July 20, 2005, August 2, 2005, December 5, 2005, December 9, 2005,
January 25, 2006, and January 27, 2006 and the information deemed to be filed under Item 2.02 contained in Ambac Financial Group's Current Report on Form 8-K dated and filed on October 19, 2005, as they relate to Ambac Assurance Corporation, are incorporated by reference in this Form 8-K, in the registration statement and Prospectus Supplement and shall be deemed to be a part hereof.




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


Item 9.01       Financial Statements, Pro Forma Financial

        Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        23.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation


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


                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IndyMac MBS, INC.




                               By: /s/ Victor Woodworth
                                   ---------------------------------
                                   Victor Woodworth
                                   Vice President



Dated:   February 27, 2006


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


Exhibit Index


Exhibit

23.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation


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